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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement No. 33-87066 and Registration Statement No. 33-58987 of Mid-America Realty Investments, Inc. on Form S-8 of our report dated February 1, 1996 appearing in this Annual Report on Form 10-K of Mid-America Realty Investments, Inc. for the year ended December 31, 1995.

Deloitte & Touche LLP

February 1, 1996
Omaha, Nebraska

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